Exhibit 10.27

Executed Version

OMNIBUS AMENDMENT AND WAIVER

This Omnibus Amendment and Waiver (this “Amendment and Waiver”), dated as of October 14, 2016 amends and modifies (a) the Credit and Guaranty Agreement, dated as of February 25, 2016 (as amended, restated, supplemented or otherwise modified from time to time the “Credit Agreement”), by and among Cheniere Energy Partners, L.P. (“Borrower”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent (in such capacity, the “Administrative Agent”), the Lenders party thereto from time to time (referred to herein as the “Lenders”) and each other Person party thereto from time to time and (b) the Depositary Agreement, dated as of February 25, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Depositary Agreement”), by and among Borrower, MUFG Union Bank, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”) and MUFG Union Bank, N.A., as Depositary Agent (in such capacity, the “Depositary Agent”) and each other Person party thereto from time to time. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, and each other Person party thereto from time to time have entered into that certain Intercreditor Agreement, dated as of February 25, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent, the Collateral Agent and the Requisite Lenders agree to amend and modify the Credit Agreement and the Depositary Agreement as set forth herein and grant a waiver under the Credit Agreement as set forth in Section 3.1 of this Amendment and Waiver;

WHEREAS, the Administrative Agent, the Collateral Agent and the Requisite Lenders are willing to amend and modify certain provisions in the Credit Agreement and Depositary Agreement as set forth herein and grant the waiver set forth in Section 3.1 of this Amendment and Waiver;

WHEREAS, the Borrower has requested that the each of the Lenders and DSR Issuing Banks grant a waiver under the Credit Agreement as set forth in Section 3.2 of this Amendment and Waiver; and

WHEREAS, each of the Lenders and DSR Issuing Banks is willing to grant the waiver set forth in Section 3.2 of this Amendment and Waiver.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.    Amendments to Credit Agreement. Each of the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party to this Amendment and Waiver (constituting the Requisite Lenders) agrees that:

1.1    The reference to “Section 3.3(e)(i)” in the definition of “SPLNG Funding Date Mortgaged Property” is hereby updated to “Section 3.3(f)(i)”.

1.2    The reference to “Local Distribution Account” in Sections 1.1 and 2.2(b)(iv) of the Credit Agreement is hereby modified to refer to the “Local Distribution Accounts.”

1.3    The reference to “a Local Distribution Account” in Sections 6.18 of the Credit Agreement is hereby modified to refer to the “the Local Distribution Accounts.”

1.4    The reference to “Local Distribution Account” in Exhibit D-1 of the Credit Agreement is hereby modified to refer to the “Local Distribution Account[s].”

1.5    Section 5.1(b) of the Credit Agreement shall be amended and restated as follows:

“Annual Financial Statements. As soon as available, and in any event within 120 days after the end of each Fiscal Year, commencing with the Fiscal Year ended December 31, 2015, (i) a consolidated balance sheet of the Borrower and its Subsidiaries and a consolidated balance sheet of SPLNG and its Subsidiaries, in each case, as at the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries and SPLNG and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, all in reasonable detail, together with a Financial Officer Certification; and (ii) with respect to such consolidated financial statements a report thereon of an independent certified public accountants of recognized national standing (which report and/or the accompanying financial statements shall be unqualified as to going concern and scope of audit and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Borrower and its Subsidiaries and SPLNG and its Subsidiaries, in each case, as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards)”.

1.6    Section 5.11 of the Credit Agreement shall be amended and restated as follows:

“Interest Rate Protection. No later than forty-five (45) days following the Closing Date, Borrower shall enter into and thereafter maintain in full force and effect, from time to time, one or more Permitted Hedging Agreements on terms reasonably satisfactory to the Borrower and the Requisite Lenders with respect to no less than 50% (calculated on a weighted average basis) of (A) from the period between the entry into such Permitted Hedging Agreements and November 30, 2016, the projected aggregate outstanding balance of the CCTP Term Loans and (B) on and after December 1, 2016, the projected aggregate outstanding balance of the Term Loans, for a term of no less than four (4) years; provided that Permitted Hedging Agreements with respect to the SPLNG Tranche shall be on a forward start basis starting no later than November 2016.”

Section 2.    Amendments to Depositary Agreement. Each of the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party to this Amendment and Waiver (constituting the Requisite Lenders) agrees that:

2.1    Section 1.1 of the Depositary Agreement shall be amended by amending and restating the definition of “Local Distribution Account” as follows:

“Local Distribution Accounts” shall mean up to two accounts of the Borrower identified in writing by Borrower to the Collateral Agent (and including any successor accounts). Such accounts shall be subject to a perfected Lien of the Collateral Agent pursuant to a Control Agreement, as and to the extent required by Section 3.10(b).”

2.2    The references in (a) paragraphs “Eighth” and “Ninth” of Section 3.1, (b) the lead in to Section 3.10(a) and (c) Section 3.10(a)(iii), in each case, to “the Local Distribution Account” shall be amended to refer to “a Local Distribution Account (as directed by the Borrower)”.

2.3    The reference in Section 3.10(c) to “the Local Distribution Account” shall be amended to refer to “any Local Distribution Account”.

2.4    The heading to Section 3.10 shall be amended and restated as “Local Distribution Accounts”.

2.5    Section 3.10(b) shall be amended and restated as follows:

“With respect to each Local Distribution Account of the Borrower, the Borrower shall deliver to the Collateral Agent a fully executed Control Agreement within 30 days of establishing such account.”

Section 3.    Waiver to the Credit Agreement and Depositary Agreement. Each of the Administrative Agent, the Collateral Agent and the Lenders party to this Amendment and Waiver (constituting the Requisite Lenders) hereby waives:

3.1    any non-compliance with Section 5.1(b) of the Credit Agreement by the Borrower insofar as such non-compliance relates to the amendments contemplated in Section 1 of this Amendment and Waiver.

3.2    delivery of a Landlord Consent and Estoppel pursuant to Section 3.3(f)(ii)(B) of the Credit Agreement solely with respect to the Leasehold estate created by that certain Lease Agreement dated effective January 15, 2005 (the “Davis Lease”), by and between George A. Davis, et al, as Lessors, and Sabine Pass LNG, L.P., as Lessee, recorded on February 25, 2005, in

Conveyance Book 999 under Entry No. 291103 of the records of Cameron Parish, Louisiana, as amended by that certain Amendment to Lease dated effective February 24, 2005, by and between George A. Davis, et al, as Lessors, and Sabine Pass LNG, L.P., as Lessee, recorded January 5, 2006, under File No. 295504, of the records of Cameron Parish, Louisiana; provided that the Borrower shall agree to use commercially reasonable efforts to obtain such Landlord Consent and Estoppel between the date hereof and the SPLNG Funding Date.

Section 4.    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that:

4.1    no Default or Event of Default has occurred and is continuing as of the date hereof (after giving effect to the waiver in Section 3 of this Amendment and Waiver) or will result from the consummation of the transactions contemplated by the Amendment; and

4.2    each of the representations and warranties of the Borrower in the Credit Agreement and the other Financing Documents is true and correct in all material respects except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects, on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date).

4.3    The parcel of land subject to the Davis Lease (“Parcel C”) is not material to the operations of the Borrower or any of its Subsidiary Guarantors.

4.4    No portion of the SPLNG Terminal is situated on Parcel C.

Section 5.    Effectiveness. This Amendment and Waiver shall become effective as of the date hereof upon the Administrative Agent receiving executed counterparts of this Amendment and Waiver by each of the Borrower, the Collateral Agent, the Administrative Agent and the Requisite Lenders.

Section 6.    Financing Document. This Amendment and Waiver constitutes a Financing Document as such term is defined in, and for purposes of, the Credit Agreement.

Section 7.    Governing Law. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT ANY REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 8.    Headings. All headings in this Amendment and Waiver are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 9.    Binding Nature and Benefit. This Amendment and Waiver shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.

Section 10.    Counterparts. This Amendment and Waiver may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment and Waiver by facsimile or portable document format (“pdf’) shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

Section 11.    No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Credit Agreement, Depositary Agreement and the other Financing Documents shall continue unchanged and shall remain in full force and effect. Each amendment and waiver granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

Section 12.    Direction to Administrative Agent and Collateral Agent.

12.1    By their signature below, each of the Lenders party hereto, constituting the Requisite Lenders, hereby directs the Administrative Agent to (a) execute this Amendment and Waiver and (b) direct the Collateral Agent to execute this Amendment and Waiver, in each case with respect to the amendments set forth in Sections 1 and 2 and the waiver set forth in Section
3.1 of this Amendment and Waiver. By its signature below, the Administrative Agent, as Controlling Agent (as defined in the Intercreditor Agreement) directs the Collateral Agent to execute this Amendment and Waiver with respect to the amendments set forth in Sections 1 and 2 and the waiver set forth in Section 3.1 of this Amendment and Waiver.

12.2    By their signature below, each of the Term Lenders, Revolving Lenders, and DSR Issuing Banks hereby directs the Administrative Agent to (a) execute this Amendment and Waiver and (b) direct the Collateral Agent to execute this Amendment and Waiver, in each case with respect to waiver set forth in Section 3.2 of this Amendment and Waiver. By its signature below, the Administrative Agent, as Controlling Agent (as defined in the Intercreditor Agreement) directs the Collateral Agent to execute this Amendment and Waiver with respect to the waiver set forth in Section 3.2 of this Amendment and Waiver.

[Remainder of the page left intentionally blank.]

IN WITNESS WHEREOF, the Parties have caused this Amendment and Waiver to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

CHENIERE ENERGY PARTNERS,
L.P.,
as Borrower

By:	Cheniere Energy Partners GP, LLC, its
general partner

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Vice President and Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the Parties have caused this Amendment and Waiver to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

CHENIERE ENERGY
INVESTMENTS, LLC,
as Subsidiary Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CHENIERE PIPELINE GP INTERESTS, LLC,
as Subsidiary Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CHENIERE CREOLE TRAIL PIPELINE, L.P.,
as Subsidiary Guarantor

By:	By: CHENIERE PIPELINE GP INTERESTS, LLC,
its general partner

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first first written above.

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD,
as Administrative Agent

By:	/s/ Lawrence Blat
Name: Lawrence Blat
Title: Authorized Signatory

MUFG UNION BANK, N.A.,
as the Collateral Agent

By:	/s/ Fernando Moreyra
Name: Fernando Moreyra
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD,
as Lender

By:	/s/ Billy Tracy
Name: Billy Tracy
Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD,
as DSR Issuing Bank and WC Issuing Bank

By:	/s/ Billy Tracy
Name: Billy Tracy
Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SOCIÉTÉ GÉNÉRALE,
as Lender

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ABN AMRO CAPITAL USA LLC,
as Lender

By:	/s/ J.D. Kalverkamp
Name: J.D. Kalverkamp
Title: Country Executive

By:	/s/ Casey Lowary
Name: Casey Lowary
Title: Executive Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

INDUSTRIAL AND COMMERCIAL
BANK OF CHINA LIMITED NEW
YORK BRANCH,
as Lender

By:	/s/ Yuqiang Xiao
Name: Yuqiang Xiao
Title: General Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

INDUSTRIAL AND COMMERCIAL
BANK OF CHINA LIMITED, SEOUL
BRANCH,
as Lender

By:	/s/ Shuxian Cui
Name: Shuxian Cui
Title: Deputy General Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

INTESA SANPAOLO S.P.A., NEW
YORK, BRANCH,
as Lender

By:	/s/ Francesco DiMario
Name: Francesco DiMario
Title: First Vice President

By:	/s/ Nicholas A. Matacchieri
Name: Nicholas A. Matacchieri
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Jeffrey C. Miller
Name: Jeffrey C. Miller
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MIZUHO BANK, LTD.,
as Lender

By:	/s/ Brian Caldwell
Name: Brian Caldwell
Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SUMITOMO MITSUI BANKING
CORPORATION,
as Lender

By:	/s/ Juan Kreutz
Name: Juan Kreutz
Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MORGAN STANLEY SENIOR
FUNDING, INC.,
as Lender

By:	/s/ Patrick Layton
Name: Patrick Layton
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH,
as Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Lorenz Meier
Name: Lorenz Meier
Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HSBC BANK USA, NATIONAL
ASSOCIATION,
as Lender

By:	/s/ James Kaiser
Name: James Kaiser
Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMMONWEALTH BANK OF
AUSTRALIA
ACN 123 123 124,
as Lender

By its attorney under Power of Attorney
dated 24 June 2013:

By:
Signature of Attorney: /s/ Axelle Anterion
Name of Attorney: Axelle Anterion
Title of Attorney: Senior Associate

By:
Signature of Witness: /s/ Jarred Rudman
Name of Witness: Jarred Rudman

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as Lender

By:	/s/ Darrel Ho
Name: Darrel Ho
Title: Authorized Signatory

By:	/s/ Joshua Hogarth
Name: Joshua Hogarth
Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

lNG CAPITAL LLC,
as Lender

By:	/s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

By:	/s/ Cheryl LaBelle
Name: Cheryl LaBelle
Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

FIRSTBANK PUERTO RICO D/B/A
FIRSTBANK FLORIDA,
as Lender

By:	/s/ Jose M. Lacasa
Name: Jose M. Lacasa
Title: Corporate Banking, SVP

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MACQUARIE BANK LIMITED,
as Lender

By:	/s/ D. Prince / G. Scarpa
Name: D. Prince / G. Scarpa
Title: Authorized Signatories

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MACQUARIE CAF LLC,
as Lender

By:	/s/ D. Prince / G. Scarpa
Name: D. Prince / G. Scarpa
Title: Authorized Signatories

SIGNATURE PAGE TO OMNIBUS AMENDMENT AND WAIVER